UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           May 23, 1997


                        BB&T  Corporation
       (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                             56-0939887
(State of incorporation)          (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (910) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 4 pages.

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ITEM 5. OTHER EVENTS
       The purpose of this Current Report on Form 8-K is to provide notification of the corporate name change from Southern National Corporation to BB&T Corporation for the bank holding company.

EXHIBIT INDEX
Exhibit 99.1       Name Change Notification issued May 19, 1997

May 23, 1997



FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                  MEDIA
B. Gloyden Stewart, Jr.  Scott E. Reed                    Bob Denham
Senior Vice President    Senior Executive Vice President  Vice President
Investor Relations       Chief Financial Officer          Public Relations
(919) 246-4219           (910) 733-3088                   (910) 733-2202


Southern National announces corporate name change.


 WINSTON-SALEM, N.C. -- Effective at the close of business on May 16, 1997, Southern National Corporation changed the name of its bank holding company to BB&T Corporation. Shares of BB&T Corporation began trading on the New York Stock Exchange under the new symbol, "BBK", effective 9:30 a.m., May 19, 1997.

Shareholders approved the name change at Southern National's annual meeting held on April 22, 1997.

                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BB&T CORPORATION
                                                  (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                              Sherry A. Kellett
                                 Executive Vice President and Controller
                                      (Principal Accounting Officer)

Date:  May 23, 1997